                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                         BOND FUND
                         GROWTH AND INCOME FUND
                         MANAGED FUND
                         MONEY MARKET FUND
                         SPECIAL OPPORTUNITIES FUND

                    STANDARD CLASS

                    1300 South Clinton Street
                    Fort Wayne, Indiana 46802

                    PROSPECTUS May 1, 2004

Each fund is one of the Lincoln National Funds (funds) that sells its shares only to The Lincoln National Life Insurance Co. and its affiliates (Lincoln
Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                     SUPPLEMENT DATED APRIL 16, 2004 TO THE
                   STANDARD CLASS PROSPECTUS DATED MAY 1, 2004


                           SPECIAL OPPORTUNITIES FUND

This supplement describes certain changes to the Prospectus for the Special Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

Effective May 1, 2004, the following is substituted for the first sentence of the sixth paragraph on Page SO-1: "The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks."


   Please keep this Supplement with your Prospectus for your future reference.

FUND OVERVIEW--

BOND FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Bond Fund (fund) is maximum current income (yield) consistent with a prudent investment strategy.

The fund pursues its objective by investing in a diverse group of domestic fixed-income securities (debt obligations). The fund normally invests at least 80% of its assets in bond securities and pursues this objective primarily by investing in a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:

     -    high-quality investment-grade corporate bonds;

     - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

     -    mortgage-backed securities.

When evaluating the fund's performance, the Lehman Brothers Government/Credit Index is used as the benchmark.

Investment-grade corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade corporate bonds include high-quality corporate bonds (top three credit-rating categories) and medium-grade corporate bonds (fourth credit-rating category).

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations. The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of

     -    U.S. corporate bonds rated lower than medium-grade (junk bonds);

     - investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and

     - high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

The investment process at DMC centers on the bottom up, fundamental credit analysis of bond issues, which includes bond structure analysis, financial analysis, capital structure analysis and a management assessment. The free flow of critical market and credit information is highly encouraged between the three areas of DMC's Fixed Income Team -- Research, Trading and Portfolio Management. These three areas of the Fixed Income Team are expected to add value to the investment process by being experts in their specific areas. Proprietary in-depth fundamental research is the cornerstone of the process and is responsible for feeding information into both portfolio management and trading. Credit ideas are screened on a number of relative factors, such as; 1) Benchmark Structure -- does the security fit within the selected benchmark or the fund's guidelines, 2) Yield -- does the security meet minimum relative yield requirements of the portfolio versus the benchmark, 3) Liquidity -- does the security meet minimum liquidity and issue size requirements and 4) Expected Returns -- will the security provide adequate risk adjusted returns.

Risk management is deeply ingrained within the investment process. Specifically, the fund's duration, sector and quality characteristics are compared in detail on a daily basis to the comparable characteristics of the Lehman Brothers Government/Credit Index (i.e., the fund's benchmark). The fund is managed in such a manner as to minimize duration exposure differences and yield curve exposure differences from this benchmark. The fund's sector and credit quality variances versus the benchmark are limited and arise as a result of fundamental research-driven security selection.

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. Although the fund as an institutional investor in the bond market does not pay commissions, high portfolio turnover (e.g., over 100%) generally results in correspondingly greater expenses to the fund, including dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance.

The fund's portfolio turnover rate was 652% in 2003 and 612% in 2002. These turnover rates are representative of the manager's investment style which seeks to add value through security and sector selection, while matching the interest rate risk of the fund's benchmark.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in the fund primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and therefore, the value of the fund's shares held under your contract will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation's credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause that issuer's outstanding debt obligations to fall in value. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Because a small percentage of the debt obligations held by the fund may be U.S. junk bonds and debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

HOW HAS THE FUND PERFORMED?

The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

                              Annual Total Returns

[CHART]


YEAR    ANNUAL TOTAL RETURN(%)
1994           -4.18%
1995           18.95%
1996            2.31%
1997            9.31%
1998            9.56%
1999           -3.27%
2000           10.89%
2001            9.18%
2002           10.13%
2003            7.28%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 1995 at: 6.54%.

     The fund's lowest return for a quarter occurred in the first quarter of 1994 at: (3.37%).

AVERAGE ANNUAL TOTAL RETURN

                                                                FOR PERIODS ENDED 12/31/03
                                                              1 YEAR     5 YEARS    10 YEARS
BOND                                                           7.28%      6.71%      6.81%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX*                       4.67%      6.66%      6.98%

     * The Lehman Brothers Government/Credit Index is Lehman Brothers' index of U.S. Government and corporate bonds, a widely-recognized unmanaged index of domestic bond prices.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

  SHAREHOLDER FEES (fees paid by the investor directly)

      Sales Charge (Load) Imposed on Purchases                                                         N/A

      Deferred Sales Charge (Load)                                                                     N/A

      Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

      Redemption Fee                                                                                   N/A

      Exchange Fee                                                                                     N/A

      Account Maintenance Fee                                                                          N/A

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

      Management Fee                                                                                  0.37%

      Distribution and/or Service (12b-1) fees                                                        None

      Other Expenses                                                                                  0.07%

      Annual Fund Operating Expenses                                                                  0.44%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual results may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                $ 45         $ 141         $ 246          $ 555

FUND OVERVIEW--

GROWTH AND INCOME FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell 1000 Index had an average market capitalization of approximately $84 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

     - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and

     - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

     - show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and

     - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

     -    a long history of profit growth and dividend payment; and

     -    a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 72% in 2003 and 68% in 2002.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

                              Annual Total Returns

[CHART]

YEAR    ANNUAL TOTAL RETURN(%)
1994            1.32%
1995           38.81%
1996           18.76%
1997           30.93%
1998           20.34%
1999           17.54%
2000           -9.63%
2001          -11.21%
2002          -22.07%
2003           29.71%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.

AVERAGE ANNUAL TOTAL RETURN

                                                       FOR PERIODS ENDED 12/31/03
                                                  1 YEAR        5 YEARS         10 YEARS
GROWTH AND INCOME                                 29.71%        -0.95%            9.63%
RUSSELL 1000 INDEX*                               29.89%        -0.13%           11.00%

     * The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

  SHAREHOLDER FEES (fees paid by the investor directly)

      Sales Charge (Load) Imposed on Purchases                                                         N/A

      Deferred Sales Charge (Load)                                                                     N/A

      Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

      Redemption Fee                                                                                   N/A

      Exchange Fee                                                                                     N/A

      Account Maintenance Fee                                                                          N/A

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

      Management Fee                                                                                  0.33%

      Distribution and/or Service (12b-1) fees                                                        None

      Other Expenses                                                                                  0.05%

      Annual Fund Operating Expenses                                                                  0.38%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                $ 39         $ 122         $ 213         $ 480

FUND OVERVIEW--

MANAGED FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Managed Fund (fund) is maximum long-term total return (capital appreciation plus income) consistent with prudent investment strategy.

The fund is a balanced fund that pursues its objective by investing in three categories of securities: equity securities (stocks), fixed-income securities (debt obligations) and money market securities. The fund's investment strategy is to vary the amount invested in each category based on ongoing evaluations of which category provides the best opportunity to meet the fund's investment objective. When evaluating the fund's performance, a balanced index is used as the benchmark.

The fund continuously adjusts the mix of investments among the three categories in an effort to:

     - control the level of risk during changing economic and market conditions; and

     - take advantage of the potential for greater returns in one category versus another.

The fund generally invests the largest amount in the stock category. The fund invests amounts not invested in the stock category in the debt obligations and money market categories. The fund, however, may not invest more than 75% of its total assets in either the stock or the debt obligations category. The fund may invest up to 100% of its assets in the money market category. The fund expects to invest some amount in each of the three categories at all times.

One of the ways the fund evaluates the success of the investment strategy is by comparing the fund's annual performance to the return generated by a hypothetical benchmark portfolio. The fund is compared to a hypothetical benchmark constructed in the following manner: 50% Russell 1000 Index; 5% Russell 2000 Index; 40% Lehman Brothers Government/Credit Index; 5% Citigroup 90 day T-Bill Index.

The three categories are explained in the following sections.

STOCK CATEGORY

The stock category primarily holds stocks of large-sized U.S. companies: companies with market capitalizations of more than $5 billion. A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the average market capitalization of the S&P 500 Index, a broad-based market index representative of larger, typically more financially stable companies, was approximately $92 billion. The stock category also includes some investments in medium-sized U.S. companies, which have market capitalizations greater than $1 billion but less than $5 billion, and small-sized U.S. companies, which have market capitalizations less than $1 billion. No more than 10% of the fund's assets may be invested in small-sized companies.

The fund's management style for the stock category focuses on seeking growth companies at a reasonable price by blending:

     - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average, and

     - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

     - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

     - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

     -    a long history of profit growth and dividend payment; and

     -    a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries. The fund uses the following criteria for measuring individual stock selection: price to earnings ratio, growth of historical and forecasted earnings, and current yield. The fund seeks to own the most attractive stocks in each industry. The fund compares its current investments to possible new investments on an ongoing basis. The fund replaces a current investment if a possible new investment appears significantly more attractive under the fund's investment criteria.

DEBT OBLIGATIONS CATEGORY

The debt obligations category primarily holds a diverse group of domestic debt obligations. The fund invests in significant amounts of debt obligations with medium term maturities (5-15 years) and some debt obligations with short term maturities (0-5 years) and long term maturities (over 15 years). A debt obligation's "maturity" refers to the time period remaining until the debt obligation's issuer must repay the principal amount of the debt obligation. The fund will invest primarily in a combination of:

     -    high-quality investment-grade U.S. corporate bonds;

     - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

     -    mortgage-backed securities.

Investment-grade U.S. corporate bonds are debt obligations rated at the time of purchase in the top four credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the Statement of Additional Information
(SAI) for a description of the credit rating categories of these two entities, and a description of U.S. government obligations. Investment-grade U.S. corporate bonds include U.S. corporate bonds in the top three credit-rating categories or medium-grade U.S. corporate bonds in the fourth credit-rating category.

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Mortgage-backed securities are issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties.

The fund may also hold a small amount of:

     -    U.S. corporate bonds rated lower than medium-grade (junk bonds);

     - investment-grade dollar-denominated debt obligations of, or guaranteed by, foreign governments or any of their instrumentalities or political subdivisions; and

     - high-quality and medium-grade dollar-denominated debt obligations of foreign corporations.

The fund's investment process for the debt obligations category centers on an analysis of the behavior of the overall world economy, with a specific focus on the U.S. economy. This analysis considers the current and anticipated levels of inflation, unemployment, and industrial production, and possible changes in the credit cycle and the monetary policy of the Federal Reserve Board. The fund's process also closely monitors economic statistics such as the Leading Economic Indicators and similar statistics for turning points in the U.S. economy and credit conditions. Based on the results of the analysis, the fund determines an appropriate level of interest rate risk and credit risk for the debt obligations category of the fund. The fund then seeks to hold specific amounts of those types of debt obligations that provide the greatest yield, yet still allow the fund to meet the appropriate level of interest rate risk and credit risk determined for this category.

For example, if the fund's analysis indicates a change in the Federal Reserve Board's policies and an increase in short term interest rates, the fund would likely seek to lower the level of interest rate risk by shortening the average maturity and M-2duration of the portfolio. Duration is the change in value of a debt obligation resulting from a 1% change in interest rates. Under these conditions, this strategy would be appropriate since intermediate and long-term interest rates are also likely to go up when the Federal Reserve Board raises short-term interest rates.

Similarly, when the fund's analysis indicates a weakening of the U.S. economy and deterioration of general business fundamentals, the fund will replace lower-rated holdings with higher-rated debt obligations to lessen credit risk. If, on the other hand, the fund's analysis indicates an improving of the U.S. economy and general business fundamentals, the fund may increase its holdings of lower-rated debt obligations.

The fund selects those individual debt obligations deemed to have the best yields in their credit rating category. The fund selects debt obligations after giving consideration to all risk aspects of the debt obligation, including the possibility of an increase or decrease in a credit rating, the debt obligation's resale value, and any prepayment options. As a general matter, the fund anticipates that on average, no more than 20% of the fund's assets will be invested in medium-grade debt obligations.

MONEY MARKET CATEGORY

The money market category holds a diversified portfolio of high-quality short-term money market instruments that mature within 397 days from date of purchase. These money market instruments include:

     - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations;

     - certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

     - commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. For the money market category, the fund maintains a cumulative average portfolio maturity of no greater than 90 days.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

PORTFOLIO TURNOVER AND OTHER INFORMATION

The fund intends to engage in active and frequent trading of portfolio securities as a part of its investment strategy. The fund's portfolio turnover rate is expected to be significantly greater than 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 237% in 2003 and 318% in 2002. These turnover rates are representative of the management investment style of the fixed income portion of the fund, which seeks to add value through security and sector selection, while matching the interest rate risk of the benchmark.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's SAI describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

The fund's investment strategy is to vary the amount invested among three categories of securities. Therefore, the value of the fund's shares depends on:

     -    the performance of each category, and

     -    the amount of the fund's total assets invested in each category.

Accordingly, the value of the fund's shares may be affected if:

     - the securities in one of the categories do not perform as well as securities in the other categories;

     - the fund invests large amounts in a category that does not perform as well as the other categories; and

     - when selecting categories of investment, poor timing causes the fund to suffer losses or miss gains generated in a specific category.

Additionally, each category of investment involves specific risks. As a general matter, the stock category involves more risk than the debt obligations category, and the money market category involves the least risk. Because the fund normally invests amounts in all three categories, the overall risk of the fund is lower than that of a fund that invests only in stocks.

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests some amounts in small- and medium-sized companies as well as large-sized companies. The fund's performance may be affected if stocks in one of these three groups of companies do not perform as well as stocks in the other groups.

Further, investing in stocks of small- and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small- and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that small and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

Investing in debt obligations primarily involves interest rate risk and credit risk.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with changes in interest rates. As a general matter, the value of debt obligations will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt obligations increase in value. Accordingly, during periods of rising interest rates, you could lose money investing in the fund.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligations' credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risks than lower-rated debt obligations. The value of the debt obligations held by the fund and, therefore, the value of the fund's shares will fluctuate with the changes in the credit ratings of the debt obligations held. Generally, a decrease in an issuer's credit rating will cause the value of that issuer's outstanding debt obligations to fall. The issuer may also have increased interest payments, as issuers with lower credit ratings generally have to pay higher interest rates to borrow money. As a result, the issuer's future earnings and profitability could also be negatively affected. This could further increase the credit risks associated with that debt obligation.

If debt obligations held by the fund are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the fund's shares could fall, and you could lose money. Additionally, because the fund also invests in medium-grade corporate bonds, the fund involves more risk than that normally associated with a bond fund that only invests in high-quality corporate bonds.

Further, the amount of current income generated by the fund depends on the types of debt obligations held and changes in current interest rates. During extended periods of falling interest rates, the fund will earn reduced income on new investments, and the fund's income could be lower. Conversely, during extended periods of rising interest rates, the fund will earn increased income on new investments, and the fund's income could be higher. As discussed above, however, the value of the debt obligations held by the fund are also affected by changes in interest rates. Accordingly, while periods of rising interest rates could produce increased income, the value of the fund's shares could also fall during such periods.

Because the fund invests in mortgage-backed securities, the value of the fund's shares may react more severely to changes in interest rates. In periods of falling interest rates, mortgage-backed securities are subject to the possibility that the underlying mortgages will be paid early (pre-payment risk), lowering the potential total return and, therefore, the value of the mortgage-backed securities. During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk). In either instance, the value of the mortgage-backed securities may fluctuate more widely than the value of investment-grade debt obligations in response to changes in interest rates.

Investing in money market securities involves the risk that the amount of income generated by the money market securities will vary with fluctuations in short-term interest rates. Changes in the Federal Reserve Board's monetary policy may also affect the amount of income generated by the money market securities, because short-term interest rates are very sensitive to these types of policy changes. In general, you should expect that (1) as short-term interest rates fall, the level of income generated by the money market securities will also fall and (2) similarly, as short term interest rates rise, the level income generated by the money market securities will also rise.

Because a small percentage of the debt obligations held by the fund may be U.S. corporate junk bonds and investment-grade debt obligations issued by foreign governments and companies, investing in the fund also involves additional risks. Junk bonds are often considered speculative and involve significantly higher credit risk. Junk bonds are also more likely to experience significant fluctuation in value due to changes in the issuer's credit rating. The value of junk bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Dollar-denominated foreign debt obligations, even investment-grade debt obligations, involve the risk of loss from foreign government or political actions. These actions could range from changes in tax or trade statutes to governmental collapse and war. These actions could include a foreign government's imposing a heavy tax on a company or taking over a company. These actions could cause the value of the debt obligations held by the fund and the fund's shares to fall.

The money market category attempts to keep the value of the money market portfolio stable. However, the value of the portfolio is neither insured nor guaranteed by the U.S. Government. The fund's money market securities, however, are considered to be relatively low risk investments because the fund only purchases high quality short-term money market securities and the fund's average portfolio maturity for the money market category is no greater than 90 days.

HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year period compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

                              Annual Total Returns

[CHART]

YEAR    ANNUAL TOTAL RETURN(%)
1994            -1.84%
1995            29.29%
1996            12.05%
1997            21.83%
1998            12.72%
1999             7.72%
2000            -1.41%
2001            -1.58%
2002           -11.08%
2003            22.90%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the second quarter of 2003 at: 12.42%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (9.95)%.

AVERAGE ANNUAL TOTAL RETURN

The Russell 1000 Index is believed by DMC, the fund's investment adviser, to more closely match the investment strategy of the large cap category of the fund and therefore, is a more appropriate index for measurement of the performance of the fund's large cap category. For comparison purposes, we have included the S&P 500 Index, which was part of the former benchmark, and the Russell 1000 Index, which is part of the current benchmark for the fund.

                                                       FOR PERIODS ENDED 12/31/03
                                                  1 YEAR        5 YEARS         10 YEARS
MANAGED                                           22.90%         2.70%            8.35%
S&P 500 INDEX*                                    28.11%        -0.57%           11.10%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX**          4.67%         6.66%            6.98%
RUSSELL 1000 INDEX***                              4.79%        -0.13%           11.00%
RUSSELL 2000 INDEX****                            47.25%         7.13%            9.47%
CITIGROUP 90 DAY T-BILL INDEX*****                 1.07%         3.50%            4.29%

     * The S&P 500 Index is a widely recognized unmanaged index of 500 large-sized U.S. company stocks.
     ** The Lehman Brothers Government/Credit Index is a widely-recognized unmanaged index of U.S. Government and corporate bonds.
     *** The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. **** The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. ***** Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

The fund invests in three categories of securities. None of the indices provided in the above table matches the fund's investment strategy exactly. Consequently, none of the indices reflects performance that is directly comparable to the fund's performance. Nevertheless, the indices can be helpful for comparing the fund's performance. When comparing the fund's performance to that of the indices, you should note that the fund generally invests the largest amount in the stock category, but may not invest more than 75% of its assets in either the stock category or the debt obligations category.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

  SHAREHOLDER FEES (fees paid by the investor directly)

      Sales Charge (Load) Imposed on Purchases                                                         N/A

      Deferred Sales Charge (Load)                                                                     N/A

      Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

      Redemption Fee                                                                                   N/A

      Exchange Fee                                                                                     N/A

      Account Maintenance Fee                                                                          N/A

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

      Management Fee                                                                                  0.40%

      Distribution and/or Service (12b-1) fees                                                        None

      Other Expenses                                                                                  0.10%

      Annual Fund Operating Expenses                                                                  0.50%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                $ 51         $ 160         $ 280         $ 628

FUND OVERVIEW--

MONEY MARKET FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Money Market Fund (fund) is to maximize current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital). The fund pursues this objective by investing in a diverse group of high-quality short-term money market instruments that mature within 397 days from date of purchase. These instruments include:

     - obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and [repurchase agreements that are fully collateralized by such obligations];

     - certificates of deposit and other obligations of both U.S. and foreign banks that have assets of at least one billion dollars; and

     - commercial paper and other debt obligations of U.S. corporations, including loan participation certificates.

When selecting money market securities, the fund considers the Federal Reserve Board's current monetary policies and, for comparative purposes, the current yields and maturities of various other types of short-term debt instruments. The fund then selects individual securities based on the attractiveness of their yield and length of maturity. The fund maintains a cumulative average portfolio maturity of no greater than 90 days. When evaluating the fund's performance, the Salomon Smith Barney (SSB) 90 day T-Bill Index is used as the benchmark.

The fund follows an investment policy of purchasing money market securities rated in one of the top two credit rating categories of Moody's Investor Service, Inc. and Standard & Poor's Corp. See the SAI for a description of the credit rating categories of these two entities.

Delaware Management Company (DMC) serves as the investment advisor to the fund. For more information regarding the investment advisor, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. Certain securities issued by agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government, such as securities issued by GNMA. Others are not insured or guaranteed by the U.S. Government and may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or by the credit of the issuing agency and the discretionary authority of the U.S. Government to purchase certain obligations, such as Federal National Mortgage Association, or only by the credit of the issuing agency, such as Federal Farm Credit Banks.

Investments in foreign banks and overseas branches of U.S. banks may be subject to less stringent regulations and different risks than U.S. domestic banks.

HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

                              Annual Total Returns

[CHART]

YEAR    ANNUAL TOTAL RETURN(%)
1994            3.82%
1995            5.67%
1996            5.07%
1997            5.14%
1998            5.12%
1999            4.74%
2000            6.06%
2001            4.06%
2002            1.36%
2003            0.68%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 2000 at: 1.76%.

     The fund's lowest return for a quarter occurred in the fourth quarter of 2003 at: 0.14%.

     The fund's 7-day yield ending December 31, 2003 was 0.61%.

AVERAGE ANNUAL TOTAL RETURN

                                                       FOR PERIODS ENDED 12/31/03
                                                  1 YEAR        5 YEARS         10 YEARS
MONEY MARKET                                      0.68%          3.36%           4.16%
CITIGROUP 90 DAY T-BILL INDEX*                    1.07%          3.50%           4.29%

     * Citigroup 90 day Treasury Bill (T-Bill) Index is a widely recognized unmanaged index of short-term securities.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

  SHAREHOLDER FEES (fees paid by the investor directly)

      Sales Charge (Load) Imposed on Purchases                                                         N/A

      Deferred Sales Charge (Load)                                                                     N/A

      Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

      Redemption Fee                                                                                   N/A

      Exchange Fee                                                                                     N/A

      Account Maintenance Fee                                                                          N/A

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

      Management Fee                                                                                  0.42%

      Distribution and/or Service (12b-1) fees                                                        None

      Other Expenses                                                                                  0.10%

      Annual Fund Operating Expenses                                                                  0.52%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 year       3 years       5 years       10 years
                $ 53         $ 167         $ 291         $ 653

FUND OVERVIEW--

SPECIAL OPPORTUNITIES FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies (market capitalizations between $1 billion and $5 billion) with some emphasis on larger-sized U.S. companies (market capitalizations greater than $5 billion but less than $24 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $6 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

     - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and

     - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

     - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

     - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

     -    a long history of profit growth and dividend payment; and

     -    a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 150-250 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 80% in 2003 and 55% in 2002.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

                              Annual Total Returns

[CHART]

YEAR    ANNUAL TOTAL RETURN(%)
1994            -1.00%
1995            31.86%
1996            16.51%
1997            28.15%
1998             6.79%
1999            -4.48%
2000            16.04%
2001             2.16%
2002           -11.75%
2003            33.99%

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

     The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.

AVERAGE ANNUAL TOTAL RETURN

                                                       FOR PERIODS ENDED 12/31/03
                                                  1 YEAR        5 YEARS         10 YEARS
SPECIAL OPPORTUNITIES                             33.99%         6.01%           10.79%
RUSSELL MIDCAP VALUE INDEX*                       38.07%         3.73%           13.04%

     * The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

  SHAREHOLDER FEES (fees paid by the investor directly)

      Sales Charge (Load) Imposed on Purchases                                                         N/A

      Deferred Sales Charge (Load)                                                                     N/A

      Maximum Sales Charge (Load) Imposed on Reinvested Dividends                                      N/A

      Redemption Fee                                                                                   N/A

      Exchange Fee                                                                                     N/A

      Account Maintenance Fee                                                                          N/A

  ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

      Management Fee                                                                                  0.42%

      Distribution and/or Service (12b-1) fees                                                        None

      Other Expenses                                                                                  0.10%

      Annual Fund Operating Expenses                                                                  0.52%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

               1 YEAR       3 YEARS       5 YEARS       10 YEARS
                $ 53         $ 167         $ 291         $ 653

MANAGEMENT OF THE FUNDS

The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

MANAGER OF MANAGERS. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

INVESTMENT ADVISER AND SUB-ADVISERS: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' board of trustees.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager.


FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND                  ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.74% of the fund's average net assets).

                                        SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is T. Rowe Price
                                        Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202.(1)

                                        PORTFOLIO MANAGER: Effective January 1, 2004, Donald J. Peters serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management. Mr. Peters has been a portfolio manager and quantitative analyst for T.
                                        Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of
                                        Pennsylvania.(2)

BOND FUND                               ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.37% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Ryan Brist is a Senior Vice President of DMC. Mr. Brist is
                                        responsible for the management of the fund. Prior to joining DMC, Mr. Brist was
                                        Senior Trader and Corporate Specialist for Conseco Capital Management from 1995 to
                                        2000. From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean Witter
                                        Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana
                                        University.

(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, MA 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Eric M. Wetlaufer, CFA, the Managing Director and Chief Investment Officer of Putnam's MidCap Growth Equity Group.

                                      GPD-1

FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND               ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.73% of the fund's average net assets).

                                        SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado
                                        80206. Janus is responsible for the day-to-day management of the fund's investments.
                                        Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 34 years.

                                        PORTFOLIO MANAGER: Mr. Blaine Rollins has been managing the fund since January 1,
                                        2000. Mr. Rollins has been with Janus since 1990. He holds a bachelor's degree in finance from the University of Colorado and has earned the right to use the Chartered
                                        Financial Analyst designation.

EQUITY-INCOME FUND                      ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.74% of the fund's average net assets).

                                        SUB-ADVISER: Fidelity Management & Research Company (FMR) 82 Devonshire Street,
                                        Boston, MA 02109. FMR has served as the fund's sub-adviser since May 1, 2001, when it replaced Fidelity Management Trust Company (Fidelity Trust) as sub-adviser to the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of
                                        December 31, 2003, FMR, including its affiliates, had approximately $699 billion in total assets under management. FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund. FMRC is a wholly-owned subsidiary of FMR.

                                        PORTFOLIO MANAGER: Stephen DuFour is a vice president of Fidelity Investments. Mr.
                                        DuFour manages several other mutual funds for FMR, and other trust accounts for FMR and Fidelity Trust. Mr. DuFour has served as a portfolio manager for FMR since 1993.
                                        He joined FMR as an analyst in 1992, after earning his MBA from the University of
                                        Chicago.

GLOBAL ASSET ALLOCATION FUND            ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.74% of the fund's average net assets).

                                        SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is UBS Global
                                        Asset Management (Americas) Inc. (UBS Global AM), One North Wacker Drive, Chicago, IL
                                        60606.(1)

                                        PORTFOLIO MANAGER: Effective January 1, 2004, UBS Global AM's Investment Management
                                        Team serves as portfolio manager of the fund. The fund is managed by the asset allocation and currency team, but the full complement of UBS Global AM's investment professionals has an impact on the fund as the assets are actively allocated across seven equity and fixed income components with autonomous management teams that run dedicated strategies.(2)

(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, Massachusetts 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Putnam's Global Asset Allocation Team which had primary responsibility for the day-to-day management of the fund and all decisions concerning the size and amount of the investment in each investment category. Putnam's investment teams were responsible for specific investment categories and sectors and made all recommendations and decisions regarding the purchase and sale of individual securities.

                                      GPD-2

FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                  ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.33% of the fund's average net assets).

                                        SUB-ADVISER: None

                                        PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S. Adams,
                                        Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr.
                                        Ginsberg, a Vice President at DMC, joined Delaware Investments in 1997 from Anderson
                                        Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the
                                        University of Pennsylvania. Dr. Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining Delaware
                                        Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the
                                        Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard
                                        University. Mr. Morris, a Senior Vice President at DMC, served as Vice President and
                                        Director of Equity Research at PNC Asset Management prior to joining Delaware
                                        Investments in 1997. Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener University.

INTERNATIONAL FUND                      ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.85% of the fund's average net assets).

                                        SUB-ADVISER: Delaware International Advisers Ltd. (DIAL), 80 Cheapside, London,
                                        England, EC2V 6EE. DIAL has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                        PORTFOLIO MANAGER(S): Clive A. Gillmore, Elizabeth A. Desmond, and Emma R.E. Lewis of
                                        DIAL are primarily responsible for making day-to-day investment decisions for the fund and have been managing the fund since May, 1998. Mr. Gillmore has been active in investment management since 1982, and was a founding member of DIAL in 1990. He is a graduate of the University of Warwick. Ms. Desmond has been active in investment management since 1987, and with DIAL since 1991. She graduated from Wellesley
                                        College, holds a Masters degree from Stanford University and has earned the right to use the Chartered Financial Analyst designation. Ms. Lewis joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin Team. She is a graduate of
                                        Pembroke College, Oxford University and is an Associate of the UK Society of
                                        Investment Professionals.

                                      GPD-3

FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------
MANAGED FUND                            ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.40% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S. Adams,
                                        Robert E. Ginsburg, Scott E. Decatur, Francis X. Morris and Christopher S. Beck is
                                        responsible for managing the process which determines the timing and the amount of the investments in each investment category. This team is also responsible for managing the stock category of the Fund. Mr. Adams, a Vice President at DMC, joined
                                        Delaware Investments in 1995. He is a graduate of Oxford University and received an
                                        MBA from the Wharton School of the University of Pennsylvania. Mr. Ginsberg, a Vice
                                        President at DMC, joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr.
                                        Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham,
                                        Mayo, Van Otterloo & Co. prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of
                                        Technology and a Ph.D. in computer science from Harvard University. Mr. Morris, a
                                        Senior Vice President at DMC, served as Vice President and Director of Equity
                                        Research at PNC Asset Management prior to joining Delaware Investments in 1997. Mr.
                                        Morris holds a bachelor's degree from Providence College and an MBA from Widener
                                        University. Mr. Beck, a Senior Vice President at DMC, joined Delaware Investments in
                                        1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware.

                                        Ryan Brist, Senior Vice President of DMC, is responsible for the management of the debt obligations category of the fund. Prior to joining DMC, Mr. Brist was Senior
                                        Trader and Corporate Specialist for Conseco Capital Management from 1995 to 2000.
                                        From 1993 to 1995, Mr. Brist was a Corporate Finance Analyst at Dean Witter Reynolds
                                        in New York. Mr. Brist received a bachelor's degree in finance from Indiana
                                        University.

                                        Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a Short-Term Investment Manager with DMC, including Delaware Lincoln Investment Advisers and Lincoln Investment Management,
                                        Inc., since 1995 and has managed the money market category of the fund since October,
                                        1997. She was a GIC Sales Executive for Lincoln Life from 1992 to 1995. Ms. Lindholm holds an MBA from Indiana University. Ms. Lindholm has earned the right to use the designation of Chartered Financial Analyst and is a member of the Association of
                                        Investment Management Research.

MONEY MARKET FUND                       ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.42% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the fund. Ms. Lindholm has been a Short-Term Investment Manager since 1995 and has managed the fund since October, 1997. She was a GIC Sales Executive for Lincoln Life
                                        from 1992 to 1995. Ms. Lindholm holds a MBA from Indiana University. Ms. Lindholm has earned the right to use the designation of Chartered Financial Analyst (CFA) and is a member of the Association of Investment Management Research.

                                      GPD-4

FUND                                    INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS FUND                   ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.36% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S. Adams,
                                        Robert E. Ginsburg, Scott E. Decatur, and Francis X. Morris is responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice President at DMC, joined Delaware Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr.
                                        Ginsberg, a Vice President at DMC, joined Delaware Investments in 1997 from Anderson
                                        Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the
                                        University of Pennsylvania. Dr. Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham, Mayo, Van Otterloo & Co. prior to joining Delaware
                                        Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the
                                        Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard
                                        University. Mr. Morris, a Senior Vice President at DMC, served as Vice President and
                                        Director of Equity Research at PNC Asset Management prior to joining Delaware
                                        Investments in 1997. Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener University.

SPECIAL OPPORTUNITIES FUND              ADVISER: DMC (aggregate advisory fee paid for fiscal year ended December 31, 2003 was
                                        0.42% of the fund's average net assets).

                                        SUB-ADVISER: None.

                                        PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of Christopher S. Beck
                                        Christopher S. Adams, Robert E. Ginsburg and Scott E. Decatur is responsible for the day-to-day management of the fund's investments. Mr. Beck, a Senior Vice President at
                                        DMC, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the
                                        University of Delaware. Mr. Adams, a Vice President at DMC, joined Delaware
                                        Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr. Ginsberg, a Vice President
                                        at DMC, joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr.
                                        Decatur, a Vice President at DMC, was a quantitative research analyst at Grantham,
                                        Mayo, Van Otterloo & Co. prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of
                                        Technology and a Ph.D. in computer science from Harvard University.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:

     -    adding the values of all securities investments and other assets;

     -    subtracting liabilities (including dividends payable); and

     -    dividing by the number of shares outstanding.

                                      GPD-5

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:

     - equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and

     - debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities.

In certain circumstances, a fund may value its portfolio securities fair value as estimated in good faith under procedures established by each fund's board of trustees. Fair valuation may be used when market quotations are not readily available, or if extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. The estimated fair value of a security may be higher or lower than the security's closing price in the relevant market.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.

SHARE CLASSES

Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.

MARKET TIMING

The funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm a fund's performance. Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the funds and their shareholders, a fund will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the fund, has been or may be disruptive to any fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

                                      GPD-6

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the fund's Standard Class shares for the past 5 years. The information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                                        INCOME FROM INVESTMENT OPERATIONS
                                                    NET REALIZED
                                                         AND
                    NET ASSET                        UNREALIZED                        LESS DIVIDENDS FROM:
                      VALUE            NET          GAIN (LOSS)     TOTAL FROM           NET       NET REALIZED
                    BEGINNING      INVESTMENT           ON          INVESTMENT       INVESTMENT      GAIN ON           TOTAL
PERIOD ENDED        OF PERIOD     INCOME (LOSS)     INVESTMENTS     OPERATIONS         INCOME       INVESTMENTS      DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003        $       6.539          (0.029)           2.162           2.133              --              --              --
12/31/2002        $       9.371          (0.036)          (2.796)         (2.832)             --              --              --
12/31/2001        $      17.644          (0.043)          (5.119)         (5.162)             --          (3.111)         (3.111)
12/31/2000        $      19.038          (0.083)          (0.279)         (0.362)             --          (1.032)         (1.032)
12/31/1999        $      13.367          (0.060)           5.732           5.672          (0.001)             --          (0.001)

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003        $      12.989           0.549            0.382           0.931          (0.578)         (0.119)         (0.697)
12/31/2002        $      12.382           0.675            0.560           1.235          (0.627)         (0.001)         (0.628)
12/31/2001        $      11.891           0.747            0.349           1.096          (0.605)             --          (0.605)
12/31/2000        $      11.436           0.787            0.426           1.213          (0.758)             --          (0.758)
12/31/1999        $      12.689           0.772           (1.180)         (0.408)         (0.845)             --          (0.845)

Lincoln VIP Capital Appreciation Fund(2),(12)

12/31/2003        $      12.678          (0.014)           4.129           4.115              --              --              --
12/31/2002        $      17.358          (0.032)          (4.648)         (4.680)             --              --              --
12/31/2001        $      25.345          (0.035)          (6.035)         (6.070)             --          (1.917)         (1.917)
12/31/2000        $      31.466          (0.047)          (4.694)         (4.741)             --          (1.380)         (1.380)
12/31/1999        $      21.772           0.007            9.839           9.846              --          (0.152)         (0.152)

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003        $      12.653           0.163            3.921           4.084          (0.142)             --          (0.142)
12/31/2002        $      15.339           0.162           (2.544)         (2.382)         (0.148)         (0.156)         (0.304)
12/31/2001        $      17.443           0.197           (1.420)         (1.223)         (0.177)         (0.704)         (0.881)
12/31/2000        $      22.047           0.164            1.583           1.747          (0.125)         (6.226)         (6.351)
12/31/1999        $      21.715           0.189            1.204           1.393          (0.171)         (0.890)         (1.061)

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003        $      10.890           0.134            2.045           2.179          (0.365)             --          (0.365)
12/31/2002        $      12.563           0.221           (1.708)         (1.487)         (0.186)             --          (0.186)
12/31/2001        $      14.782           0.316           (1.410)         (1.094)         (0.050)         (1.075)         (1.125)
12/31/2000        $      16.793           0.393           (1.259)         (0.866)             --          (1.145)         (1.145)
12/31/1999        $      15.759           0.323            1.409           1.732          (0.266)         (0.432)         (0.698)

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003        $      21.438           0.304            6.047           6.351          (0.287)             --          (0.287)
12/31/2002        $      27.849           0.275           (6.422)         (6.147)         (0.264)             --          (0.264)
12/31/2001        $      43.249           0.309           (3.823)         (3.514)         (0.278)        (11.608)        (11.886)
12/31/2000        $      51.710           0.482           (5.129)         (4.647)         (0.492)         (3.322)         (3.814)
12/31/1999        $      46.288           0.509            7.356           7.865          (0.497)         (1.946)         (2.443)

Lincoln VIP International Fund(2),(17)

12/31/2003        $       9.797           0.311            3.745           4.056          (0.233)             --          (0.233)
12/31/2002        $      11.155           0.199           (1.403)         (1.204)         (0.154)             --          (0.154)
12/31/2001        $      13.769           0.212           (1.469)         (1.257)         (0.259)         (1.098)         (1.357)
12/31/2000        $      14.374           0.287           (0.284)          0.003          (0.272)         (0.336)         (0.608)
12/31/1999        $      15.982           0.294            2.182           2.476          (0.529)         (3.555)         (4.084)

                                                                    RATIO OF NET
                                                     RATIO OF         INVESTMENT                       NET ASSETS AT
                    NET ASSET                       EXPENSES TO       INCOME TO         PORTFOLIO      END OF PERIOD
                    VALUE END         TOTAL         AVERAGE NET      AVERAGE NET        TURNOVER          (000'S
PERIOD ENDED        OF PERIOD       RETURN(3)          ASSETS           ASSETS            RATE            OMITTED)
--------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003        $       8.672           32.62%            0.90%           (0.39%)              94%   $     267,451
12/31/2002        $       6.539          (30.22%)           0.87%           (0.47%)              77%   $     213,893
12/31/2001        $       9.371          (33.29%)           0.81%           (0.40%)             112%   $     352,865
12/31/2000        $      17.644           (2.69%)           0.78%           (0.41%)             106%   $     591,414
12/31/1999        $      19.038           42.43%            0.87%           (0.48%)             209%   $     448,193

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003        $      13.223            7.28%            0.44%            4.13%              652%   $     855,329
12/31/2002        $      12.989           10.13%            0.44%(4)         5.29%              612%   $     770,020
12/31/2001        $      12.382            9.18%            0.53%            5.96%              712%   $     556,894
12/31/2000        $      11.891           10.89%            0.55%            6.55%              167%   $     337,187
12/31/1999        $      11.436           (3.27%)           0.53%            6.02%               39%   $     330,923

Lincoln VIP Capital Appreciation Fund(2),(12)

12/31/2003        $      16.793           32.45%            0.82%           (0.10%)              21%   $     789,544
12/31/2002        $      12.678          (26.96%)           0.80%           (0.21%)              27%   $     678,243
12/31/2001        $      17.358          (25.88%)           0.78%           (0.18%)              48%   $   1,125,648
12/31/2000        $      25.345          (15.85%)           0.76%           (0.15%)              62%   $   1,689,681
12/31/1999        $      31.466           45.45%            0.78%            0.03%               60%   $   1,913,076

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003        $      16.595           32.35%            0.82%            1.15%              134%   $     810,728
12/31/2002        $      12.653          (15.67%)           0.82%            1.16%              130%   $     618,330
12/31/2001        $      15.339           (7.34%)           0.80%            1.23%              127%   $     799,166
12/31/2000        $      17.443           10.62%            0.79%            0.89%              143%   $     866,074
12/31/1999        $      22.047            6.27%            0.79%            0.86%              191%   $     990,758

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003        $      12.704           20.40%            1.06%            1.16%              191%   $     257,804
12/31/2002        $      10.890          (11.89%)           1.00%            1.88%              133%   $     242,101
12/31/2001        $      12.563           (7.88%)           0.96%            2.38%              186%   $     322,310
12/31/2000        $      14.782           (5.44%)           0.94%            2.51%              154%   $     389,004
12/31/1999        $      16.793           11.33%            0.91%            2.05%              134%   $     490,804

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003        $      27.502           29.71%            0.38%            1.28%               72%   $   2,242,161
12/31/2002        $      21.438          (22.07%)           0.36%(4)         1.13%               68%   $   1,911,558
12/31/2001        $      27.849          (11.21%)           0.36%            0.94%               78%   $   2,916,463
12/31/2000        $      43.249           (9.63%)           0.36%            1.00%               65%   $   3,612,222
12/31/1999        $      51.710           17.54%            0.36%            1.05%               16%   $   4,709,687

Lincoln VIP International Fund(2),(17)

12/31/2003        $      13.620           41.62%            1.04%            2.81%               14%   $     352,183
12/31/2002        $       9.797          (10.78%)           1.02%            1.84%                9%   $     255,516
12/31/2001        $      11.155           (9.96%)           0.99%            1.74%               13%   $     320,680
12/31/2000        $      13.769            0.11%            0.96%            2.13%                7%   $     403,589
12/31/1999        $      14.374           17.20%            0.92%            2.05%               12%   $     526,317

                                      GPD-7

                                        INCOME FROM INVESTMENT OPERATIONS
                                                    NET REALIZED
                                                         AND
                    NET ASSET                        UNREALIZED                        LESS DIVIDENDS FROM:
                      VALUE            NET          GAIN (LOSS)     TOTAL FROM           NET       NET REALIZED
                    BEGINNING      INVESTMENT           ON          INVESTMENT       INVESTMENT      GAIN ON           TOTAL
PERIOD ENDED        OF PERIOD     INCOME (LOSS)     INVESTMENTS     OPERATIONS         INCOME       INVESTMENTS      DIVIDENDS
--------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003        $      11.881           0.245            2.458           2.703          (0.285)             --          (0.285)
12/31/2002        $      13.825           0.347           (1.878)         (1.531)         (0.413)             --          (0.413)
12/31/2001        $      16.918           0.443           (0.631)         (0.188)         (0.464)         (2.441)         (2.905)
12/31/2000        $      18.910           0.628           (0.865)         (0.237)         (0.660)         (1.095)         (1.755)
12/31/1999        $      18.971           0.622            0.767           1.389          (0.552)         (0.898)         (1.450)

Lincoln VIP Money Market Fund(19)

12/31/2003        $      10.000           0.068               --           0.068          (0.068)             --          (0.068)
12/31/2002        $      10.003           0.136               --           0.136          (0.139)             --          (0.139)
12/31/2001        $      10.000           0.397               --           0.397          (0.394)             --          (0.394)
12/31/2000        $      10.000           0.590               --           0.590          (0.590)             --          (0.590)
12/31/1999        $      10.000           0.468               --           0.468          (0.468)             --          (0.468)

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003        $      19.875           0.222            6.099           6.321          (0.195)             --          (0.195)
12/31/2002        $      25.810           0.233           (5.951)         (5.718)         (0.217)             --          (0.217)
12/31/2001        $      37.208           0.227           (2.822)         (2.595)         (0.174)         (8.629)         (8.803)
12/31/2000        $      44.292           0.267           (3.549)         (3.282)         (0.282)         (3.520)         (3.802)
12/31/1999        $      40.283           0.319            5.649           5.968          (0.296)         (1.663)         (1.959)

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003        $      22.471           0.390            7.227           7.617          (0.335)             --          (0.335)
12/31/2002        $      26.006           0.418           (3.467)         (3.049)         (0.365)         (0.121)         (0.486)
12/31/2001        $      25.846           0.431            0.098           0.529          (0.369)             --          (0.369)
12/31/2000        $      28.225           0.536            3.153           3.689          (0.494)         (5.574)         (6.068)
12/31/1999        $      33.416           0.482           (1.779)         (1.297)         (0.373)         (3.521)         (3.894)

                                                                    RATIO OF NET
                                                     RATIO OF         INVESTMENT                   NET ASSETS AT
                    NET ASSET                       EXPENSES TO       INCOME TO       PORTFOLIO    END OF PERIOD
                    VALUE END           TOTAL       AVERAGE NET      AVERAGE NET      TURNOVER        (000'S
PERIOD ENDED        OF PERIOD         RETURN(3)        ASSETS           ASSETS          RATE          OMITTED)
--------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003        $      14.299           22.90%            0.50%           1.90%            237%  $     587,274
12/31/2002        $      11.881          (11.08%)           0.47%(4)        2.69%            318%  $     524,827
12/31/2001        $      13.825           (1.58%)           0.47%           2.93%            355%  $     690,682
12/31/2000        $      16.918           (1.41%)           0.44%           3.46%            110%  $     759,875
12/31/1999        $      18.910            7.72%            0.42%           3.25%             45%  $     927,572

Lincoln VIP Money Market Fund(19)

12/31/2003        $      10.000            0.68%            0.52%           0.69%            N/A   $     350,584
12/31/2002        $      10.000            1.36%            0.49%(4)        1.35%            N/A   $     519,071
12/31/2001        $      10.003            4.06%            0.54%           3.75%            N/A   $     430,205
12/31/2000        $      10.000            6.06%            0.58%           5.91%            N/A   $     253,097
12/31/1999        $      10.000            4.74%            0.59%           4.68%            N/A   $     234,676

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003        $      26.001           31.86%            0.43%           0.99%             60%  $   1,062,079
12/31/2002        $      19.875          (22.14%)           0.40%(4)        1.03%             32%  $     857,646
12/31/2001        $      25.810           (9.50%)           0.40%           0.75%             49%  $   1,274,803
12/31/2000        $      37.208           (8.33%)           0.38%           0.64%             76%  $   1,510,276
12/31/1999        $      44.292           15.44%            0.38%           0.79%             24%  $   1,946,179

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003        $      29.753           33.99%            0.52%           1.56%             80%  $     541,170
12/31/2002        $      22.471          (11.75%)           0.47%(4)        1.67%             55%  $     439,984
12/31/2001        $      26.006            2.16%            0.48%           1.65%             73%  $     539,870
12/31/2000        $      25.846           16.04%            0.49%           2.15%             75%  $     536,287
12/31/1999        $      28.225           (4.48%)           0.44%           1.46%             96%  $     665,642

(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln National Bond Fund, Inc. Lincoln National Growth and Income Fund, Inc. Lincoln National Managed Fund, Inc. Lincoln National Money Market Fund, Inc. Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. would have been 0.46%, 0.38%, 0.49%, 0.51%, 0.42% and 0.49%, respectively.

(5) Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer as the sub-adviser of the fund. Effective January 1, 2004, T. Rowe Price Associates, Inc. replaced Putnam Investments, as sub-advisor of the fund.

(6) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain
     (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(7) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain
     (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(8) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisors as the sub-advisor of the fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

                                      GPD-8

(9) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain
     (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(10) Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc. was merged into the Lincoln VIP Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

(11) Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Lincoln VIP Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

(12) Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Lincoln VIP Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

(13) Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Lincoln VIP Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

(14) Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund, Inc. was merged into the Lincoln VIP Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

(15) Effective January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as sub-adviser of the fund.

(16) Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Lincoln VIP Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(17) Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the Lincoln VIP International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

(18) Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Lincoln VIP Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(19) Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Lincoln VIP Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(20) Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc. was merged into the Lincoln VIP Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

(21) Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Lincoln VIP Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.

GENERAL INFORMATION

If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements, at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

                                      GPD-9

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2004, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

                                     GPD-10